SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 23, 2003

RYERSON TULL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9117	36-3425828
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois	60608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (773) 762-2121

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.

99.1	Press release dated October 23, 2003

Item 12.	Results of Operations and Financial Condition

The following information is furnished pursuant to “Item 12. Results of Operations and Financial Condition.”

On October 23, 2003, Ryerson Tull, Inc. (the “Company”), issued a press release reporting its results of operations for the third of quarter 2003. A copy of the press release dated October 23, 2003 is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

Dated:	October 23, 2003		/s/ Lily L. May

		By:	Lily L. May
		Its:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated October 23, 2003